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                                                                   EXHIBIT 10.26


                               EIGHTH AMENDMENT TO
                         NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EXECUTIVE EMPLOYEES

         THIS EIGHTH AMENDMENT (the "Eighth Amendment") is made effective as of the 7th day of February, 20001 by PER-SE TECHNOLOGIES, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Non-Executive Employees, as amended (the "Plan"); and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has duly authorized an amendment of the Plan to increase the number of shares available for grant pursuant to the Plan from 2,518,333 shares to 3,316,930 shares.

         NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN

                   "There shall be 3,316,930 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this Eighth Amendment, the Plan shall remain in full force and effect as prior to this Eighth Amendment.

         IN WITNESS WHEREOF, the Company has caused this Eighth Amendment to be effective as of the day and year first above written.

                                        PER-SE TECHNOLOGIES, INC.



                                        By: /s/ Philip M. Pead
                                           ----------------------------------
                                           Philip M. Pead
                                           President and Chief Executive Officer
ATTEST:



By: /s/ Robert Q. Jones, Jr.
   --------------------------------
   Robert Q. Jones, Jr.
   Assistant Secretary